UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Harpoon Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

Harpoon Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38800	47-3458693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

(650) 443-7400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HARP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on January 7, 2024, Harpoon Therapeutics, Inc., a Delaware corporation (“Harpoon”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Merck”), and Hawaii Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Merck (“Merger Sub”), pursuant to which, and on the terms and subject to the conditions thereof, Merger Sub will merge with and into Harpoon (the “Merger”), with Harpoon surviving the Merger as a wholly-owned subsidiary of Merck.

The completion of the Merger is conditioned upon, among other things, the expiration or termination of the required waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Waiting Period”). The HSR Waiting Period expired at 11:59 p.m., Eastern Time, on February 21, 2024.

The completion of the Merger remains subject to the satisfaction of other customary closing conditions specified in the Merger Agreement, including the adoption of the Merger Agreement by Harpoon’s stockholders. As previously disclosed, the special stockholder meeting to consider adoption of the Merger Agreement has been scheduled to be held virtually on March 8, 2024 at 8:30 a.m. Pacific Time.

Additional Information and Where to Find it

In connection with the proposed transaction between Harpoon and Merck, Harpoon has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”) relating to a special meeting of its stockholders. Additionally, Harpoon may file other relevant materials with the SEC in connection with the proposed transaction. Investors and securityholders of Harpoon are urged to read the Proxy Statement and any other relevant materials filed or that will be filed with the SEC, as well as any amendments or supplements to these materials and documents incorporated by reference therein, carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and related matters. The Proxy Statement has been mailed or otherwise made available to Harpoon’s securityholders. Investors and securityholders are able to obtain a copy of the Proxy Statement as well as other filings containing information about the proposed transaction that are filed by Harpoon or Merck with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of Harpoon’s website at ir.harpoontx.com/investors, by contacting Harpoon’s investor relations department at investors@harpoontx.com, or on Merck’s website at www.merck.com.

Participants in the Solicitation

Harpoon, Merck and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Harpoon in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about Harpoon’s directors and executive officers, including a description of their interests, by security holdings or otherwise, in the proposed transaction are included in the Proxy Statement. Information about Merck and its directors and executive officers can be found in Merck’s proxy statement filed on April 3, 2023 and Merck’s other filings with the SEC available at the SEC’s Internet site (www.sec.gov), including any statements of beneficial ownership on Form 3 or Form 4 filed with the SEC after such proxy statement. Harpoon stockholders may obtain additional information regarding the participants in the solicitation of proxies in connection with the proposed transaction by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these document using the sources indicated above.

Forward-Looking Statements

Any statements in this current report about Harpoon’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements about Merck’s proposed acquisition of Harpoon, the ability of Merck and Harpoon to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Merger contemplated thereby and the other conditions set forth in the Merger Agreement, statements about the expected timetable for completing the transaction, Merck’s and Harpoon’s beliefs and expectations and statements about the benefits sought to be achieved in Merck’s proposed acquisition of Harpoon, the potential effects of the acquisition on Harpoon, the possibility of any termination of the Merger Agreement, as well as the expected benefits and success of Harpoon’s product candidates, and other statements containing the words “anticipates,” “believes,” “continue,” “expects,” “intends,” “look forward,” “plans,” “toward,” “will” and similar expressions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Harpoon’s control. These forward-looking statements are based upon Harpoon’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Such risks and uncertainties include, without limitation, (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of the requisite approval of Harpoon’s stockholders; (iii) the effects of disruption from the proposed transaction contemplated by the Merger Agreement and the impact of the announcement and pendency of the proposed transaction on Harpoon’s business; (iv) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact Harpoon’s ability to pursue certain business opportunities; (xi) risks related to the advancement of product candidates into, and successful completion of, preclinical studies and clinical trials; (xii) risks and uncertainties related to regulatory application, review and approval processes and Harpoon’s compliance with applicable legal and regulatory requirements; (xiii) general industry conditions and competition; and (xiv) general economic factors. These and other risks are described in additional detail in Harpoon’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 and Harpoon’s other filings with the SEC, available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this current report speak only as of the date hereof, and Harpoon specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harpoon Therapeutics, Inc.

Date: February 22, 2024	By:	/s/ Julie Eastland
Julie Eastland
President and Chief Executive Officer